Exhibit 99.1

Investor Relations Strategic Public Relations	PondelWilkinson Inc. 21700 Oxnard Street, Suite 1840 Woodland Hills, CA 91367 T (310) 279 5980 F (310) 279 5988 W www.pondel.com

CONTACTS:	Rodney C. Sacks
Chairman and Co-Chief Executive Officer
(951) 739-6200

NEWS	Hilton H. Schlosberg Vice Chairman and Co-Chief Executive Officer
RELEASE	(951) 739-6200
Roger S. Pondel / Judy Lin Sfetcu
PondelWilkinson Inc.
(310) 279-5980

MONSTER BEVERAGE BOARD AUTHORIZES

NEW $500.0 MILLION SHARE REPURCHASE PROGRAM

Corona, CA – June 14, 2022 – Monster Beverage Corporation (NASDAQ:MNST) today announced that its Board of Directors has authorized a new share repurchase program for the repurchase of up to an additional $500.0 million of the Company’s outstanding common stock. As of June 14, 2022, approximately $157.4 million remained available for repurchase under the Company’s previously authorized repurchase program. The Company expects to make the share repurchases from time to time in the open market, through privately-negotiated transactions, by block-purchase or through other transactions managed by broker-dealers, or otherwise, subject to applicable laws, regulations and approvals. The timing of the share repurchases will depend on a variety of factors, including market conditions, and the share repurchases may be suspended or discontinued at any time.

Monster Beverage Corporation

Based in Corona, California, Monster Beverage Corporation is a holding company and conducts no operating business except through its consolidated subsidiaries. The Company’s subsidiaries develop and market energy drinks, including Monster Energy® energy drinks, Monster Energy Ultra® energy drinks, Juice Monster® Energy + Juice energy drinks, Java Monster® non-carbonated coffee + energy drinks, Espresso Monster® non-carbonated espresso + energy drinks, Rehab® Monster® non-carbonated energy drinks, Monster Hydro® Energy Water non-carbonated refreshment + energy drinks, Monster Hydro Super Sport® Superior Hydration non-carbonated refreshment + energy drinks, Monster HydroSport Super Fuel® non-carbonated advanced hydration + energy drinks, Monster Dragon Iced Tea® non-carbonated energy teas, Muscle Monster® non-carbonated energy shakes, Monster Energy® Nitro energy drinks, Reign Total Body Fuel® high performance energy drinks, Reign Inferno® thermogenic fuel high performance energy drinks, True North® Pure Energy Seltzer energy drinks, NOS® energy drinks, Full Throttle® energy drinks, Burn® energy drinks, Samurai® energy drinks, Relentless® energy drinks, Mother® energy drinks, Play® and Power Play® (stylized) energy drinks, BU® energy drinks, Nalu® energy drinks, BPM® energy drinks, Gladiator® energy drinks, Ultra Energy® energy drinks, Live+® energy drinks, Predator® energy drinks and Fury® energy drinks. The Company acquired CANarchy Craft Brewery Collective LLC in February 2022 and added a number of craft beers and hard seltzers to its product portfolio. For more information visit, www.monsterbevcorp.com.

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Monster Beverage Corporation
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Caution Concerning Forward-Looking Statements

Certain statements made in this announcement may constitute “forward-looking statements” within the meaning of the U.S. federal securities laws, as amended, regarding the expectations of management with respect to our future operating results and other future events including revenues and profitability. The Company cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company, that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, our ability to implement the share repurchase programs. For a more detailed discussion of these and other risks that could affect our operating results, see the Company’s reports filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2021 and our subsequently filed quarterly reports. The Company’s actual results could differ materially from those contained in the forward-looking statements, including with respect to the share repurchase programs. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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